UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 27, 2007

TWL Corporation

 (Exact name of registrant as specified in its charter)

Utah	0-8924	73-0981865
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4101 International Parkway Carrollton, Texas		75007
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(972) 309-4000

Not Applicable

Former name or former address, if changed since last report
Copies to:
Darrin M. Ocasio, Esq.
Sichenzia Ross Friedman Ference LLP
1065 Avenue of the Americas
New York, New York 10018
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On June 27, 2007, TWL Corporation (the "Company") received an additional $1,215,000 of gross proceeds (the “Proceeds”) pursuant to the sales by the Company in its private placement offering (the “Offering”), as previously reported in the Company’s Current Reports on Form 8-K filed with the U.S. Securities and Exchange Commission on March 20, May 8 and June 14, 2007, respectively. The Company sold an aggregate of 34,983,334 shares (the “Shares”) of its common stock, no par value per share, at a price of $0.03 per Share. The Shares were sold pursuant to Common Stock Subscription Agreements entered into by and between the Company and the purchasers signatories thereto (the “Purchasers”). The Company also granted piggy back registration rights to the Purchasers. The net proceeds of the Offering are expected to be used as general working capital of, and reduction of vendor payables by, the Company.

Out of the Proceeds, the Company paid commissions of $121,500.  For more information please see the Current Report on Form 8-K filed by the Company on March 20, 2007, which is incorporated herein by reference.

As of the date of this Current Report, the Company has received aggregate gross proceeds of $2,777,000 from the Offering.

The Company claims an exemption from the registration requirements of the Act for the private placement of these securities pursuant to Section 4(2) of the Act and/or Regulation D promulgated thereunder since, among other things, the transaction did not involve a public offering, the investors were accredited investors and/or qualified institutional buyers, the investors had access to information about the Company and their investment, the investors took the securities for investment and not resale, and the Company took appropriate measures  to  restrict  the  transfer  of  the  securities.

Item 3.02 Unregistered Sales of Equity Securities.

See Item 1.01.

Item 9.01 Financial Statements and Exhibits.

(d) Index of Exhibits.

Exhibit Number	Description

10.1
Form of Common Stock Subscription Agreement entered into by and among TWL Corporation and the purchasers signatories thereto. (Incorporated by referent to the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on May 8, 2007).

10.2
Form of Registration Rights Agreement entered into by and among TWL Corporation and the purchasers signatories thereto. (Incorporated by referent to the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on May 8, 2007).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWL Corporation

July 5, 2007	By:	/s/ Patrick Quinn
Name: Patrick Quinn
Title: Chief Financial Officer